EXHIBIT 23(a)









                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS











         As independent public accountants, we hereby consent to the incorporation of our reports included in and incorporated by reference in this Form 10-K, into Cousins Properties Incorporated's previously filed Registration Statements File No. 33-41927, 33-56787, 33-60350, 333-48841, 333-42007,
333-12031, 333-67887, 333-92089, 333-68010 and 333-46676.





                                          ARTHUR ANDERSEN LLP










Atlanta, Georgia
March 25, 2002